GAIN CONTINGENCIES	12 Months Ended
Dec. 31, 2013
Gain Contingencies,Disclosure [Abstract]
Gain Contingencies, Disclosure [Text Block]
30.	GAIN CONTINGENCIES

The company is subject to a gain contingency for successfully appealing a sales tax reassessment. This contingency is not reflected in the financial results of the company as of December 31, 2013. On January 28, 2014, the Supreme Court of British Columbia ruled in favour of Catalyst Paper in the company’s action against the Province of British Columbia involving a reassessment of the amount of sales tax payable under the Social Services Tax Act on electricity purchased from PREI in 2001 through 2010. The company estimates that it will receive a sales tax refund of $5.8 million including interest. The Province of British Columbia has applied to the British Columbia Court of Appeal for leave to appeal this decision.